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                                                                      EXHIBIT 10

                 FOURTH AMENDMENT TO CREDIT FACILITY AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT FACILITY AGREEMENT dated as of February 29, 2000 (this "Fourth Amendment") is entered into among JPS Industries, Inc. (the "Company"), JPS Elastomerics Corp. and JPS Converter and Industrial Corp. (together, the "Borrowing Subsidiaries"), Citibank, N.A. ("Citibank"), as agent and collateral agent (the "Agent"), Bank of America, N.A., as co-agent (the "Co-Agent"), and the Lenders, and relates to that certain Credit Facility Agreement dated as of October 9, 1997 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement") among the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Borrowing Subsidiaries have requested that the Lenders, the Agent and the Co-Agent agree to amend the Credit Agreement as provided for herein;

         NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         2. Amendments to the Credit Agreement. Upon the "Fourth Amendment Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

         2.1 Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

         (a) The definition of "Fixed Asset Portion" in Section 1.01 is amended to read in full as follows:

         "Fixed Asset Portion" shall mean $37,000,000; provided, however, the amount of the Fixed Asset Portion shall be reduced by the aggregate amount of each of the following: (i) the amount of any cash proceeds from sales of assets (other than Inventory) sold in the ordinary course of business that exceed Two Million Dollars ($2,000,000) in the aggregate in any Fiscal Year, net of (A) the costs of sale, lease, assignment or other disposition, (B) any income, franchise, transfer or other tax liability arising from such transaction and (C) amounts applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset disposed of; (ii) in the event of the sale of all or substantially all of the capital stock or assets of any Borrowing Subsidiary (to the extent otherwise permitted hereunder), the



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         amount of the Fixed Asset Value of such Borrowing Subsidiary plus fifty percent (50%) of the amount, if any, by which the Net Cash Proceeds from such sale exceed such Fixed Asset Value; and (iii) in the event of a Permitted Disposition, an amount equal to fifty percent (50%) of the Net Cash Proceeds from such disposition; (iv) the amount of Net Cash Proceeds from sales of assets (other than in connection with a Permitted Disposition); (v) in the event of the receipt by any Loan Party of any Net Cash Proceeds of Equity Issuances, the lesser of
         (A) the amount of such Net Cash Proceeds and (B) $25,000,000; and provided further, however, the Fixed Asset Portion shall be reduced on the last day of each fiscal quarter of the Company ending during each Fiscal Year set forth below by the amount set forth opposite such fiscal quarter:

             Fiscal Quarter                                Amount
             --------------                                ------

             First Fiscal Quarter 2000                     $3,750,000
             Second Fiscal Quarter 2000                     3,750,000
             Third Fiscal Quarter 2000                      3,750,000
             Fourth Fiscal Quarter 2000                     3,750,000
             First Fiscal Quarter 2001                      1,750,000
             Second Fiscal Quarter 2001                       750,000
             Third Fiscal Quarter 2001                        750,000
             Fourth Fiscal Quarter 2001                       750,000
             First Fiscal Quarter 2002                        750,000
             Second Fiscal Quarter 2002                       750,000
             Third Fiscal Quarter 2002                        750,000
             Fourth Fiscal Quarter 2002                       750,000

         and provided, further, however, in the event that a Borrowing Subsidiary receives any cash proceeds or Net Cash Proceeds referred to in clauses (i) through (iv) above during any fiscal month, the amount of such cash proceeds and Net Cash Proceeds shall, to the extent that the Fixed Asset Portion is reduced by such amount pursuant to said clauses, be deducted from the amount of reductions in the Fixed Asset Portion specified in the immediately preceding proviso, which deductions from such specified amounts of reductions in said proviso shall be made in the direct order of the dates, beginning in such fiscal month, specified for such reductions in said proviso."

         (b) The definition of "EBITDA" in Section 1.01 is amended to read in full as follows:

         "EBITDA" shall mean, for any period, with respect to the Company and its Subsidiaries on a consolidated basis during such period, all of the following as determined in conformity with GAAP, (i) the sum of the amounts for such period



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

         of (A) Consolidated Net Income, (B) depreciation, amortization expense (including amortization of excess reorganization value) and other non-cash charges identified to the Agent by the Company and reasonably acceptable to the Agent, (C) consolidated interest expense (including fees for Letters of Credit), (D) Federal, state, local and foreign income taxes, (E) warranty receipts to the extent not included in Consolidated Net Income, (F) Transaction Costs (and other reorganization expenses incurred prior to the Effective Date) to the extent deducted in the calculation of Consolidated Net Income, (G) for the period from the second fiscal quarter of Fiscal Year 1999 through and including the first fiscal quarter of Fiscal Year 2000, Restructuring Expenses incurred from the beginning of the period being measured through and including the second fiscal quarter of Fiscal Year 1999, up to (x) $48,500,000 for each of the second and third fiscal quarters of Fiscal Year 1999 and (y) $29,300,000 for each of the fourth fiscal quarter of Fiscal Year 1999 and the first fiscal quarter of Fiscal Year 2000 and (H) the amount of the non-cash stock option expense; minus (ii) gains (or plus losses) from asset sales calculated pursuant to GAAP for such period."

         (c) The definition of "Revolving Credit Facility" in Section 1.01 is amended to read in full as follows:

         "Revolving Credit Facility" shall mean the revolving credit facility provided for in Section 2.03 not to exceed, in the aggregate at any time outstanding, One Hundred Million Dollars ($100,000,000), less all reductions in such amount effected pursuant to Sections 2.03 and 2.06."

         (d) Section 1.01 is amended by adding a new definition for "Availability" to be inserted after the definition "Assignment and Acceptance" and before the definition of "Bankruptcy Code" to read as follows"

         "Availability" shall mean, at any particular time, the amount by which (i) the lesser of (A) the Commitments in effect at such time and
         (B) the aggregate Borrowing Base of the Borrowing Subsidiaries at such time (less the reserves contemplated by Section 2.03(f), and such other reserves as the Agent, in its reasonable judgment, may establish from time to time), exceeds (ii) the Revolving Credit Accommodations at such time."

         2.2 Article VI. Article VI of the Credit Agreement is amended by adding a new Section 6.16 at the end thereof to read as follows:

         "6.16. Real Estate Documents. On or prior to May 1, 2000, the Company shall deliver or cause to be delivered the real estate documents set forth on the Schedule attached hereto."



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
                  2.3 Section 7.05. Section 7.05 of the Credit Agreement is amended in full to read as follows:

                  "7.05. Restricted Junior Payments. (a) No Subsidiary of the Company shall declare or make any Restricted Junior Payment, except:

                              (i) Customary Dividends;

                              (ii) dividends or other distributions from the
                  Borrowing Subsidiaries or the Pledgors to the Company as to which the Relevant Condition shall have been satisfied; and

                              (iii) dividends to the Company to support the
                  repurchase contemplated by Section 7.05(b) below.

                              (b) The Company may repurchase its common stock
                  from the public market in an aggregate amount of up to the sum of (i) $4,000,000 plus (ii) 100% of the amount of the Company's Consolidated Net Income determined at the end of each fiscal quarter, beginning with the first fiscal quarter of the Fiscal Year 2000 upon the delivery of financial statements pursuant to Section 5.01(c) so long as the cumulative amount under this subsection (ii) does not exceed $4,000,000; provided that prior to and after giving effect to such repurchase, no Event of Default or Potential Event of Default has occurred and is continuing and the Borrowers have Availability of at least $5,000,000."

                  2.4 Section 8.01. Section 8.01 of the Credit Agreement is amended to read in full as follows:

                  "8.01. Minimum EBITDA. EBITDA of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day, shall not be less than the minimum amount set forth opposite such fiscal quarter:

                                Fiscal Quarter                                  Minimum Amount
                                --------------                                  --------------

                  The first fiscal quarter of Fiscal Year 2000                   $18,000,000
                  The second fiscal quarter of Fiscal Year 2000                   18,000,000
                  The third fiscal quarter of Fiscal Year 2000                    20,000,000
                  The fourth fiscal quarter of Fiscal Year 2000                   22,000,000
                  The first fiscal quarter of Fiscal Year 2001                    22,000,000
                  The second fiscal quarter of Fiscal Year 2001                   22,000,000
                  The third fiscal quarter of Fiscal Year 2001                    22,000,000
                  The fourth fiscal quarter of Fiscal Year 2001                   22,000,000



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
                  The first fiscal quarter of Fiscal Year 2002                    22,000,000
                  The second fiscal quarter of Fiscal Year 2002                   22,000,000
                  The third fiscal quarter of Fiscal Year 2002                    22,000,000
                  The fourth fiscal quarter of Fiscal Year 2002                   22,000,000
                       and thereafter"

                  2.5 Section 8.02. Section 8.02 of the Credit Agreement is amended to read in full as follows:

                  "8.02. Minimum Interest Coverage Ratio. The Interest Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter for the twelve month period ending on such day, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                           Fiscal Quarter                                       Minimum Ratio
                           --------------                                       -------------

                  The first fiscal quarter of Fiscal Year 2000                   2.50 to 1.0
                  The second fiscal quarter of Fiscal Year 2000                  2.50 to 1.0
                  The third fiscal quarter of Fiscal Year 2000                   2.75 to 1.0
                  The fourth fiscal quarter of Fiscal Year 2000                  2.75 to 1.0
                  The first fiscal quarter of Fiscal Year 2001                   3.00 to 1.0
                  The second fiscal quarter of Fiscal Year 2001                  3.00 to 1.0
                  The third fiscal quarter of Fiscal Year 2001                   3.25 to 1.0
                  The fourth fiscal quarter of Fiscal Year 2001                  3.25 to 1.0
                  The first fiscal quarter of Fiscal Year 2002                   3.50 to 1.0
                  The second fiscal quarter of Fiscal Year 2002                  3.50 to 1.0
                  The third fiscal quarter of Fiscal Year 2002                   3.50 to 1.0
                  The fourth fiscal quarter of Fiscal Year 2002                  3.50 to 1.0
                        and thereafter"

                  2.6 Section 8.03. Section 8.03 of the Credit Agreement is amended to read in full as follows:

                  "8.03. Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter for the twelve month period ending on such day, shall not be less than 1.75 to 1.0."

                  3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to each Lender, the Agent and the Co-Agent that, as of the Fourth Amendment Effective Date and after giving effect to this Fourth Amendment:



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                  (a) Each of the representations and warranties contained in this Fourth Amendment, the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date; and

                  (b) No Potential Event of Default or Event of Default has occurred and is continuing.

                  4. Fourth Amendment Effective Date. This Fourth Amendment shall become effective as of the date hereof (the "Fourth Amendment Effective Date") when each of the following conditions shall have been satisfied:

                  (a) The Agent shall have received, by facsimile, counterparts of this Fourth Amendment executed by the Company, each Borrowing Subsidiary, the Agent, the Co-Agent and the Requisite Lenders, and acknowledged by each of JCC, JPS Auto and International Fabrics.

                  (b) Each of the representations and warranties contained in this Fourth Amendment, the Credit Agreement as amended hereby and the other Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date.

                  (c) No Event of Default or Potential Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date.

                  5. Reference to and Effect on the Loan Documents.

                  (a) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement as amended hereby to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                  (c) The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Agent or the Co-Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.



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

                  6. Fees, Costs and Expenses. The Company and the Borrowing Subsidiaries jointly and severally agree to pay upon demand in accordance with the terms of Section 11.03 of the Credit Agreement all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, negotiation, execution and delivery of this Fourth Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of legal counsel for the Agent with respect to any of the foregoing.

                  7. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                  8. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered by facsimile shall be an original, but all of which shall together constitute one and the same instrument.

                  9. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO AND TO THE CREDIT AGREEMENT AS AMENDED HEREBY DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.



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

         IN WITNESS WHEREOF, the Agent, the Co-Agent, the Lenders, the Company and the Borrowing Subsidiaries have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                           JPS INDUSTRIES, INC.



                           By: /s/ L. Allen Ollis
                              -----------------------------------------------
                              Title: Secretary


                           JPS CONVERTER AND INDUSTRIAL CORP.



                           By: /s/ L. Allen Ollis
                              ------------------------------------------------
                              Title: Secretary


                           JPS ELASTOMERICS CORP.



                           By: /s/ L. Allen Ollis
                              ------------------------------------------------
                              Title: Secretary


                           CITIBANK, N.A., as Agent, as Issuing Bank and as a Lender


                           By: /S/ Miles D. McManus
                              ------------------------------------------------
                              Vice President


                           BANK OF AMERICA, N.A., as Co-Agent and as a Lender



                           By: /s/ Robert J. Dysart, Jr.
                              ------------------------------------------------
                              Title: Vice President



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                           GENERAL ELECTRIC CAPITAL CORPORATION



                           By:
                              ------------------------------------------------
                              Title:



                           THE CIT GROUP/COMMERCIAL SERVICES, INC.



                           By: /s/ William Johannesen
                              ------------------------------------------------
                              Title: Vice President


                           FLEET CAPITAL CORPORATION



                           By: /s/ William P. Dwyer
                              ------------------------------------------------
                              Title: Vice President



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                                 ACKNOWLEDGMENT

         Reference is hereby made to (i) the Guaranty dated as of March 18, 1993 executed by JPS Carpet Corp., (ii) the Guaranty dated as of March 18, 1993 executed by JPS Auto Inc., and (iii) the Guaranty dated as of August 5, 1993 executed by International Fabrics, Inc., each as amended as of October 9, 1997 (each, as so amended, a "Guaranty") in favor of the Agent and the Lenders. Each of the undersigned hereby consents to the terms of the foregoing Fourth Amendment to the Credit Facility Agreement, and agrees that the terms thereof shall not affect in any way its obligations and liabilities under each such Guaranty or any other Loan Document (as defined therein), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                           JPS CARPET CORP.


                           By: /s/ L. Allen Ollis
                              ------------------------------------------------
                              Title: Secretary


                           JPS AUTO INC.
                           By: /s/ L. Allen Ollis
                              ------------------------------------------------
                              Title: Secretary


                           INTERNATIONAL FABRICS, INC.
                           By: /s/ L. Allen Ollis
                              ------------------------------------------------
                               Title: Secretary


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